UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2022 (May 17, 2022)

Manufactured Housing Properties Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51229	51-0482104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 Main Street, Pineville, North Carolina	28134
(Address of principal executive offices)	(Zip Code)

(980) 273-1702
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

KeyBank Refinance

On September 1, 2022, Manufactured Housing Properties Inc. (the “Company”), through its wholly owned subsidiaries, Anderson MHP LLC, ARC MHP LLC, Carolinas 4 MHP LLC, Azalea MHP LLC, B&D MHP LLC, Capital View MHP LLC, Chatham Pines MHP LLC, Countryside MHP LLC, Crestview MHP LLC, Charlotte 3 Park MHP LLC, Evergreen MHP LLC, Golden Isles MHP LLC, Hidden Oaks MHP LLC, Holly Faye MHP LLC, Hunt Club MHP LLC, Lakeview MHP LLC, Maple Hills MHP, North Raleigh MHP LLC, Pecan Grove MHP LLC, Springlake MHP LLC and Sunnyland MHP LLC (the “Subsidiaries”), entered into twenty-three loan agreements (the “KeyBank Loans”) with KeyBank National Association (“KeyBank”) for a total principal amount of $62,000,000 and issued promissory notes (the “KeyBank Notes”) to KeyBank in the same amount. The loan proceeds were primarily used to pay off third party notes and line of credit with various other lenders totaling approximately $54,000,000, a related party note due to Metrolina Loan Holdings, LLC of $1,500,000, and a related party line of credit due to Gvest Real Estate Capital LLC of $2,000,000.

The KeyBank Notes bear a fixed interest rate at 4.87% per annum with payments which began October 1, 2022 and maturity date of September 1, 2032. Payment for the first sixty (60) months of the term of the KeyBank Notes shall be interest-only based on the principal outstanding, days in the period, and daily interest rate. Thereafter, principal and interest shall be due and payable based on a thirty (30) year amortization schedule. The Subsidiaries may prepay the KeyBank Notes in part or in full subject to prepayment penalties set out in each of the KeyBank Loans if repaid before May 31, 2032 and without penalty if repaid on or subsequent to that date.

The KeyBank Loans are secured by first-priority security interests in the land and lot rent due under all leases associated with manufactured housing communities owned by each of the Subsidiaries pursuant to each deed of trust, deed to secure debt, or mortgage, as applicable by state, assignment of leases and rents, and fixture filings (collectively, the “KeyBank Security Agreements”). The KeyBank Loans are guaranteed by the Company (“the KeyBank Corporate Guaranties”) and Raymond M. Gee, the Company’s Chief Executive Officer.

The KeyBank Loans and the KeyBank Notes contain customary financial and other covenants and events of default for loans of their type.

The foregoing summary of the terms and conditions of the KeyBank Loans, KeyBank Notes, KeyBank Security Agreements, and KeyBank Corporate Guaranties does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements attached as exhibits hereto, which are incorporated herein by reference.

3-Park Statesville Portfolio Acquisition

On May 17, 2022, MHP Pursuits LLC, a North Carolina limited liability company (“MHP Pursuits”) and wholly owned subsidiary of the Company, entered into a purchase and sale agreement with Statesville Estates MHC LLC, North Side MHC LLC, and Timber View LLC for the purchase of three manufactured housing communities located in Statesville, North Carolina (the “Statesville Property”), Thomasville, North Carolina (the “Northview Property”) and Trinity, North Carolina (the “Timberview Property”), consisting of 122 mobile home sites and 43 homes on approximately 74 acres for a total purchase price of $5,350,000.

The purchase agreement was amended by a first amendment to purchase and sale agreement on August 26, 2022, whereby the examination period and closing date were extended, and an additional non-refundable $20,000 earnest money deposit was paid (as amended, the “3-Park Statesville Purchase Agreement”). The 3-Park Statesville Purchase Agreement contains additional covenants, representations, and warranties that are customary of real estate purchase and sale agreements.

On August 31, 2022, MHP Pursuits assigned its rights and obligations in the 3-Park Statesville Purchase Agreement to the Company’s newly formed wholly owned subsidiaries, (i) Statesville MHP LLC, a North Carolina limited liability company (“Statesville MHP”) (ii) Northview MHP LLC, a North Carolina limited liability company (“Northview MHP”) and (iii) Timberview MHP LLC, a North Carolina limited liability company (“Timberview MHP”) (the “3-Park Statesville Assignment”). On September 14, 2022, closing of the 3-Park Statesville Purchase Agreement was completed and Statesville MHP, Northview MHP, and Timberview MHP purchased the land, land improvement, and buildings. On the same date, Statesville MHP and Timberview MHP entered into agreements with respect to home and homesite rents (collectively, the “Home Ownership Agreements”) with the Company’s wholly owned subsidiary, MHP Home Holdings LLC (the “Home Owner”), whereby the parties agreed that Statesville MHP and Timberview MHP are owners of the land and land improvements and the Home Owner owns the buildings located at the Statesville Property and Timberview Property.

In connection with the acquisition of the Statesville Property and Timberview Property, on September 14, 2022, Statesville MHP and Timberview MHP entered into a loan agreement (the “Statesville Loan”) with KeyBank for a loan in the principal amount of $2,938,000 and issued a promissory note (the “Statesville Note”) to KeyBank for the same amount.

The Statesville Note bears interest based on the sum of (1) Daily Simple SOFR as published by the SOFR Administration (each as defined in the Statesville Note) plus 0.1% and (2) margin of 2.25% per annum on the outstanding principal balance with payments that commenced on October 10, 2022, and a maturity date of September 13, 2025 (the “Original Term”). The Statesville Loan Agreement provides for a right to extend the maturity date for an additional twelve (12) month term, subject to satisfaction of certain conditions and an extension fee in the amount of $7,345. Payment for the Original Term of the Statesville Note shall be interest-only based on the principal outstanding and if an extension option is exercised, monthly payments of principal plus interest commence on October 10, 2025, continuing on the tenth (10th) day of every calendar month thereafter. Subject to payment of an exit fee, Statesville MHP and Timberview MHP may prepay the Statesville Note in part or in full without prepayment penalty as set out in the Statesville Loan Agreement with no less than a seven (7) days’ prior written notice to KeyBank.

The Statesville Note is secured by a first priority security interest in the real property at the Statesville Property and Timberview Property, pursuant to a deed of trust, assignment of leases and rents, assignment of contracts, security agreement, and fixture filing (the “Statesville Security Agreement”) and a second deed of trust, assignment of leases and rents, assignment of contracts, security agreement, and fixture filing (the “Timberview Security Agreement”). The Statesville Loan and Statesville Note are guaranteed by the Company (the “Statesville Corporate Guaranty”) and personally by Raymond M. Gee.

Additionally, on September 14, 2022, Northview MHP issued a promissory note (the “Northview Note”) to North Side MHC LLC for $1,200,000. The Northview Note accrues interest at 6% per annum payable over sixty (60) months in interest-only payments in the amount of $6,000 beginning October 15, 2022 and continuing until maturity with final installment of principal and interest payable on September 15, 2027.

The Northview Note is secured by a first priority security interest in real property at the Northview Property pursuant to a deed of trust (the “Northview Deed”) and first priority security interest in the mobile homes located at the Northview Property, Statesville Property, and Timberview Property pursuant to a security agreement between the Home Owner and North Side MHC LLC (the “Northview Security Agreement”). The Northview Note is guaranteed by the Company (the “Northview Corporate Guaranty”).

The Statesville Loan, Statesville Note and Northview Note contain customary financial and other covenants and events of default for loans of their type.

The foregoing summary of the terms and conditions of the 3-Park Statesville Purchase Agreement, 3-Park Statesville Assignment, Home Ownership Agreements, Statesville Loan, Statesville Note, Statesville Security Agreement, Timberview Security Agreement, Statesville Corporate Guaranty, Northview Note, Northview Deed, Northview Security Agreement, and Northview Corporate Guaranty does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements attached as exhibits hereto, which are incorporated herein by reference.

Glynn Acres Acquisition

On July 12, 2022, MHP Pursuits entered into a purchase and sale agreement with Richard and Annette Smith (the “Seller”) for the purchase of a manufactured housing community located in Brunswick, Georgia, consisting of 21 sites and homes on approximately 2.9 acres (the “Glynn Acres Property”) for a total purchase price of $1,125,000 (the “Glynn Acres Purchase Agreement”). The Glynn Acres Purchase Agreement also contains additional covenants, representations, and warranties that are customary of real estate purchase and sale agreements.

On September 27, 2022, MHP Pursuits assigned its rights and obligations in the Glynn Acres Purchase Agreement (the “Glynn Acres Assignment”) to the Company’s newly formed wholly owned subsidiaries Glynn Acres MHP LLC, a Georgia limited liability company (“Glynn Acres MHP”). On October 7, 2022, closing of the Glynn Acres Purchase Agreement was completed and Glynn Acres MHP purchased the land, land improvement, and buildings.

In connection with the acquisition, on October 7, 2022, Glynn Acres MHP issued a promissory note to the Seller for a loan in the principal amount of $900,000 (the “Glynn Acres Note”). The Glynn Acres Note bears interest at 6% per annum for a term of twenty (20) years of equal installments of principal and interest of $6,447.88 commencing on December 1, 2022, with final payment of all principal and interest due on November 1, 2042. The Glynn Acres Note provides for an ability to repay in year ten (10) with a penalty of 3% of the principal and interest balance due at the time of the pre-payment. The pre-payment penalty shall last through the end of year nine (9) of the twenty (20) year term.

The Glynn Acres Note is secured by a first priority security interest in the Glynn Acres Property pursuant to a deed to secure debt and security agreement (the “Glynn Acres Deed”) and an assignment of rents (the “Glynn Acres Assignment of Rents”).

The Glynn Acres Note contain customary financial and other covenants and events of default for a loan of its type.

The foregoing summary of the terms and conditions of the Glynn Acres Purchase Agreement, Glynn Acres Assignment, Glynn Acres Note, Glynn Acres Deed, and Glynn Acres Assignment of Rents does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements attached as exhibits hereto, which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 with respect to the KeyBank Loan Agreements, KeyBank Notes, Statesville Loan, Statesville Note, Northview Note, Glynn Acres Loan, and Glynn Acres Note are incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

As previously reported, on June 11, 2021, the Company launched an offering (the “Offering”) of up to 47,000 shares of its Series C Cumulative Redeemable Preferred Stock (the “Series C Preferred Stock”) at a price of $1,000 per share, for maximum gross proceeds of $47 million.

The Offering is being conducted on a “best efforts” basis under Regulation A of Section 3(6) of the Securities Act of 1933, as amended (the “Securities Act”), for Tier 2 offerings, pursuant to the Company’s offering statement on Form 1-A, originally filed with the Securities and Exchange Commission (the “SEC”) on January 21, 2021, as amended (the “Offering Statement”), which was qualified by the SEC on June 11, 2021. The Offering will terminate at the earlier of: (1) the date on which the maximum amount of offered shares of Series C Preferred Stock has been sold, (2) June 11, 2023 or (3) the date on which the Offering is earlier terminated by the Company in its sole discretion.

Arete Wealth Management LLC (the “Dealer Manager”) is acting as the Company’s managing broker-dealer for the Offering. The Dealer Manager has made no commitment to purchase all or any part of the shares of Series C Preferred Stock being offered but has agreed to use its best efforts to sell such shares in the Offering. As partial compensation, the Company agreed to pay the Dealer Manager concurrently with each closing of the Offering a selling commission of 4.00% of the gross offering proceeds of such closing and a dealer manager fee of 2.75% of the gross offering proceeds of such closing.

As previously reported, the Company has completed multiple closings of the Offering, pursuant to which the Company sold an aggregate of 13,963 shares of Series C Preferred Stock for total gross proceeds of $13,958,317. After deducting the Dealer Manager’s fees, the Company received net proceeds of approximately $13,019,185.

On August 23, 2022, the Company completed an additional closing of the Offering, pursuant to which the Company sold an aggregate of 738 shares of Series C Preferred Stock for total gross proceeds of $738,000. After deducting the Dealer Manager’s fees, the Company received net proceeds of approximately $688,185.

On September 2, 2022, the Company completed an additional closing of the Offering, pursuant to which the Company sold an aggregate of 813 shares of Series C Preferred Stock for total gross proceeds of $813,500. After deducting the Dealer Manager’s fees, the Company received net proceeds of approximately $764,089.

On September 7, 2022, the Company completed an additional closing of the Offering, pursuant to which the Company sold an aggregate of 50 shares of Series C Preferred Stock for total gross proceeds of $50,000. After deducting the Dealer Manager’s fees, the Company received net proceeds of approximately $46,625.

On September 14, 2022, the Company completed an additional closing of the Offering, pursuant to which the Company sold an aggregate of 425 shares of Series C Preferred Stock for total gross proceeds of $425,000. After deducting the Dealer Manager’s fees, the Company received net proceeds of approximately $396,312.

On September 26, 2022, the Company completed an additional closing of the Offering, pursuant to which the Company sold an aggregate of 203 shares of Series C Preferred Stock for total gross proceeds of $203,500. After deducting the Dealer Manager’s fees, the Company received net proceeds of approximately $189,764.

On October 11, 2022, the Company completed an additional closing of the Offering, pursuant to which the Company sold an aggregate of 659 shares of Series C Preferred Stock for total gross proceeds of $659,920. After deducting the Dealer Manager’s fees, the Company received net proceeds of approximately $615,074.

On October 25, 2022, the Company completed an additional closing of the Offering, pursuant to which the Company sold an aggregate of 838 shares of Series C Preferred Stock for total gross proceeds of $837,160. After deducting the Dealer Manager’s fees, the Company received net proceeds of approximately $781,958.

On November 8, 2022, the Company completed an additional closing of the Offering, pursuant to which the Company sold an aggregate of 797 shares of Series C Preferred Stock for total gross proceeds of $797,500. After deducting the Dealer Manager’s fees, the Company received net proceeds of approximately $743,669.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
1.1	Managing Broker Dealer Agreement, dated June 11, 2021, between Manufactured Housing Properties Inc. and Arete Wealth Management, LLC (incorporated by reference to Exhibit 1.1 to the Current Report on Form 8-K filed on October 14, 2021)
3.1	Certificate of Designation of Series C Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 2.4 to the Offering Statement on Form 1-A/A filed on May 26, 2021)
10.1	Multifamily Loan and Security Agreement (Non-Recourse), dated September 1, 2022, between Anderson MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.22 to the Current Report on Form 10-Q filed on November 14, 2022)
10.2	Multifamily Note, dated September 1, 2022, between Anderson MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.23 to the Current Report on Form 10-Q filed on November 14, 2022)
10.3	Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated September 1, 2022, between Anderson MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.24 to the Current Report on Form 10-Q filed on November 14, 2022)
10.4	Guaranty of Non-Recourse Obligations, dated September 1, 2022, between Manufactured Housing Properties Inc, Raymond M. Gee and KeyBank National Association (incorporated by reference to Exhibit 10.25 to the Current Report on Form 10-Q filed on November 14, 2022)
10.5	Multifamily Loan and Security Agreement (Non-Recourse), dated September 1, 2022, between ARC MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.26 to the Current Report on Form 10-Q filed on November 14, 2022)
10.6	Multifamily Note, dated September 1, 2022, between ARC MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.27 to the Current Report on Form 10-Q filed on November 14, 2022)

Exhibit No.	Description of Exhibit
10.7	Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated September 1, 2022, between ARC MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.28 to the Current Report on Form 10-Q filed on November 14, 2022)
10.8	Guaranty of Non-Recourse Obligations, dated September 1, 2022, between Manufactured Housing Properties Inc, Raymond M. Gee and KeyBank National Association (incorporated by reference to Exhibit 10.29 to the Current Report on Form 10-Q filed on November 14, 2022)
10.9	Multifamily Loan and Security Agreement (Non-Recourse), dated September 1, 2022, between Carolinas 4 MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.30 to the Current Report on Form 10-Q filed on November 14, 2022)
10.10	Multifamily Note, dated September 1, 2022, between Carolinas 4 MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.31 to the Current Report on Form 10-Q filed on November 14, 2022)
10.11	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated September 1, 2022, between Carolinas 4 MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.32 to the Current Report on Form 10-Q filed on November 14, 2022)
10.12	Guaranty of Non-Recourse Obligations, dated September 1, 2022, between Manufactured Housing Properties Inc, Raymond M. Gee and KeyBank National Association (incorporated by reference to Exhibit 10.33 to the Current Report on Form 10-Q filed on November 14, 2022)
10.13	Multifamily Loan and Security Agreement (Non-Recourse), dated September 1, 2022, between Azalea MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.34 to the Current Report on Form 10-Q filed on November 14, 2022)
10.14	Multifamily Note, dated September 1, 2022, between Azalea MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.35 to the Current Report on Form 10-Q filed on November 14, 2022)
10.15	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated September 1, 2022, between Azalea MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.36 to the Current Report on Form 10-Q filed on November 14, 2022)
10.16	Guaranty of Non-Recourse Obligations, dated September 1, 2022, between Manufactured Housing Properties Inc, Raymond M. Gee and KeyBank National Association (incorporated by reference to Exhibit 10.37 to the Current Report on Form 10-Q filed on November 14, 2022)
10.17	Multifamily Loan and Security Agreement (Non-Recourse), dated September 1, 2022, between B&D MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.38 to the Current Report on Form 10-Q filed on November 14, 2022)
10.18	Multifamily Note, dated September 1, 2022, between B&D MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.39 to the Current Report on Form 10-Q filed on November 14, 2022)
10.19	Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated September 1, 2022, between B&D MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.40 to the Current Report on Form 10-Q filed on November 14, 2022)
10.20	Guaranty of Non-Recourse Obligations, dated September 1, 2022, between Manufactured Housing Properties Inc, Raymond M. Gee and KeyBank National Association (incorporated by reference to Exhibit 10.41 to the Current Report on Form 10-Q filed on November 14, 2022)
10.21	Multifamily Loan and Security Agreement (Non-Recourse), dated September 1, 2022, between Capital View MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.42 to the Current Report on Form 10-Q filed on November 14, 2022)
10.22	Multifamily Note, dated September 1, 2022, between Capital View MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.43 to the Current Report on Form 10-Q filed on November 14, 2022)
10.23	Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated September 1, 2022, between Capital View MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.44 to the Current Report on Form 10-Q filed on November 14, 2022)
10.24	Guaranty of Non-Recourse Obligations, dated September 1, 2022, between Manufactured Housing Properties Inc, Raymond M. Gee and KeyBank National Association (incorporated by reference to Exhibit 10.45 to the Current Report on Form 10-Q filed on November 14, 2022)
10.25	Multifamily Loan and Security Agreement (Non-Recourse), dated September 1, 2022, between Chatham MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.46 to the Current Report on Form 10-Q filed on November 14, 2022)

Exhibit No.	Description of Exhibit
10.26	Multifamily Note, dated September 1, 2022, between Chatham MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.47 to the Current Report on Form 10-Q filed on November 14, 2022)
10.27	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated September 1, 2022, between Chatham MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.48 to the Current Report on Form 10-Q filed on November 14, 2022)
10.28	Guaranty of Non-Recourse Obligations, dated September 1, 2022, between Manufactured Housing Properties Inc, Raymond M. Gee and KeyBank National Association (incorporated by reference to Exhibit 10.49 to the Current Report on Form 10-Q filed on November 14, 2022)
10.29	Multifamily Loan and Security Agreement (Non-Recourse), dated September 1, 2022, between Countryside MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.50 to the Current Report on Form 10-Q filed on November 14, 2022)
10.30	Multifamily Note, dated September 1, 2022, between Countryside MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.51 to the Current Report on Form 10-Q filed on November 14, 2022)
10.31	Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated September 1, 2022, between Countryside MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.52 to the Current Report on Form 10-Q filed on November 14, 2022)
10.32	Guaranty of Non-Recourse Obligations, dated September 1, 2022, between Manufactured Housing Properties Inc, Raymond M. Gee and KeyBank National Association (incorporated by reference to Exhibit 10.53 to the Current Report on Form 10-Q filed on November 14, 2022)
10.33	Multifamily Loan and Security Agreement (Non-Recourse), dated September 1, 2022, between Crestview MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.54 to the Current Report on Form 10-Q filed on November 14, 2022)
10.34	Multifamily Note, dated September 1, 2022, between Crestview MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.55 to the Current Report on Form 10-Q filed on November 14, 2022)
10.35	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated September 1, 2022, between Crestview MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.56 to the Current Report on Form 10-Q filed on November 14, 2022)
10.36	Guaranty of Non-Recourse Obligations, dated September 1, 2022, between Manufactured Housing Properties Inc, Raymond M. Gee and KeyBank National Association (incorporated by reference to Exhibit 10.57 to the Current Report on Form 10-Q filed on November 14, 2022)
10.37	Multifamily Loan and Security Agreement (Non-Recourse), dated September 1, 2022, between Charlotte 3 Park MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.58 to the Current Report on Form 10-Q filed on November 14, 2022)
10.38	Multifamily Note, dated September 1, 2022, between Charlotte 3 Park MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.59 to the Current Report on Form 10-Q filed on November 14, 2022)
10.39	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated September 1, 2022, between Charlotte 3 Park MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.60 to the Current Report on Form 10-Q filed on November 14, 2022)
10.40	Guaranty of Non-Recourse Obligations, dated September 1, 2022, between Manufactured Housing Properties Inc, Raymond M. Gee and KeyBank National Association (incorporated by reference to Exhibit 10.61 to the Current Report on Form 10-Q filed on November 14, 2022)
10.41	Multifamily Loan and Security Agreement (Non-Recourse), dated September 1, 2022, between Charlotte 3 Park MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.62 to the Current Report on Form 10-Q filed on November 14, 2022)
10.42	Multifamily Note, dated September 1, 2022, between Charlotte 3 Park MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.63 to the Current Report on Form 10-Q filed on November 14, 2022)
10.43	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated September 1, 2022, between Charlotte 3 Park MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.64 to the Current Report on Form 10-Q filed on November 14, 2022)

Exhibit No.	Description of Exhibit
10.44	Guaranty of Non-Recourse Obligations, dated September 1, 2022, between Manufactured Housing Properties Inc, Raymond M. Gee and KeyBank National Association (incorporated by reference to Exhibit 10.65 to the Current Report on Form 10-Q filed on November 14, 2022)
10.45	Multifamily Loan and Security Agreement (Non-Recourse), dated September 1, 2022, between Evergreen MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.66 to the Current Report on Form 10-Q filed on November 14, 2022)
10.46	Multifamily Note, dated September 1, 2022, between Evergreen MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.67 to the Current Report on Form 10-Q filed on November 14, 2022)
10.47	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated September 1, 2022, between Charlotte 3 Park MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.68 to the Current Report on Form 10-Q filed on November 14, 2022)
10.48	Guaranty of Non-Recourse Obligations, dated September 1, 2022, between Manufactured Housing Properties Inc, Raymond M. Gee and KeyBank National Association (incorporated by reference to Exhibit 10.69 to the Current Report on Form 10-Q filed on November 14, 2022)
10.49	Multifamily Loan and Security Agreement (Non-Recourse), dated September 1, 2022, between Golden Isles MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.70 to the Current Report on Form 10-Q filed on November 14, 2022)
10.50	Multifamily Note, dated September 1, 2022, between Golden Isles MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.71 to the Current Report on Form 10-Q filed on November 14, 2022)
10.51	Multifamily Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated September 1, 2022, between Golden Isles MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.72 to the Current Report on Form 10-Q filed on November 14, 2022)
10.52	Guaranty of Non-Recourse Obligations, dated September 1, 2022, between Manufactured Housing Properties Inc, Raymond M. Gee and KeyBank National Association (incorporated by reference to Exhibit 10.73 to the Current Report on Form 10-Q filed on November 14, 2022)
10.53	Multifamily Loan and Security Agreement (Non-Recourse), dated September 1, 2022, between Hidden Oaks MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.74 to the Current Report on Form 10-Q filed on November 14, 2022)
10.54	Multifamily Note, dated September 1, 2022, between Hidden Oaks MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.75 to the Current Report on Form 10-Q filed on November 14, 2022)
10.55	Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated September 1, 2022, between Hidden Oaks MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.76 to the Current Report on Form 10-Q filed on November 14, 2022)
10.56	Guaranty of Non-Recourse Obligations, dated September 1, 2022, between Manufactured Housing Properties Inc, Raymond M. Gee and KeyBank National Association (incorporated by reference to Exhibit 10.77 to the Current Report on Form 10-Q filed on November 14, 2022)
10.57	Multifamily Loan and Security Agreement (Non-Recourse), dated September 1, 2022, between Holly Faye MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.78 to the Current Report on Form 10-Q filed on November 14, 2022)
10.58	Multifamily Note, dated September 1, 2022, between Holly Faye MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.79 to the Current Report on Form 10-Q filed on November 14, 2022)
10.59	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated September 1, 2022, between Holly Faye MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.80 to the Current Report on Form 10-Q filed on November 14, 2022)
10.60	Guaranty of Non-Recourse Obligations, dated September 1, 2022, between Manufactured Housing Properties Inc, Raymond M. Gee and KeyBank National Association (incorporated by reference to Exhibit 10.81 to the Current Report on Form 10-Q filed on November 14, 2022)
10.61	Multifamily Loan and Security Agreement (Non-Recourse), dated September 1, 2022, between Hunt Club MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.82 to the Current Report on Form 10-Q filed on November 14, 2022)
10.62	Multifamily Note, dated September 1, 2022, between Hunt Club MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.83 to the Current Report on Form 10-Q filed on November 14, 2022)

Exhibit No.	Description of Exhibit
10.63	Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated September 1, 2022, between Hunt Club MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.84 to the Current Report on Form 10-Q filed on November 14, 2022)
10.64	Guaranty of Non-Recourse Obligations, dated September 1, 2022, between Manufactured Housing Properties Inc, Raymond M. Gee and KeyBank National Association (incorporated by reference to Exhibit 10.85 to the Current Report on Form 10-Q filed on November 14, 2022)
10.65	Multifamily Loan and Security Agreement (Non-Recourse), dated September 1, 2022, between Lakeview MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.86 to the Current Report on Form 10-Q filed on November 14, 2022)
10.66	Multifamily Note, dated September 1, 2022, between Lakeview MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.87 to the Current Report on Form 10-Q filed on November 14, 2022)
10.67	Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated September 1, 2022, between Lakeview MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.88 to the Current Report on Form 10-Q filed on November 14, 2022)
10.68	Guaranty of Non-Recourse Obligations, dated September 1, 2022, between Manufactured Housing Properties Inc, Raymond M. Gee and KeyBank National Association (incorporated by reference to Exhibit 10.89 to the Current Report on Form 10-Q filed on November 14, 2022)
10.69	Multifamily Loan and Security Agreement (Non-Recourse), dated September 1, 2022, between Maple Hills MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.90 to the Current Report on Form 10-Q filed on November 14, 2022)
10.70	Multifamily Note, dated September 1, 2022, between Maple Hills MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.91 to the Current Report on Form 10-Q filed on November 14, 2022)
10.71	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated September 1, 2022, between Maple Hills MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.92 to the Current Report on Form 10-Q filed on November 14, 2022)
10.72	Guaranty of Non-Recourse Obligations, dated September 1, 2022, between Manufactured Housing Properties Inc, Raymond M. Gee and KeyBank National Association (incorporated by reference to Exhibit 10.93 to the Current Report on Form 10-Q filed on November 14, 2022)
10.73	Multifamily Loan and Security Agreement (Non-Recourse), dated September 1, 2022, between Carolinas 4 MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.94 to the Current Report on Form 10-Q filed on November 14, 2022)
10.74	Multifamily Note, dated September 1, 2022, between Carolinas 4 MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.95 to the Current Report on Form 10-Q filed on November 14, 2022)
10.75	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated September 1, 2022, between Carolinas 4 MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.96 to the Current Report on Form 10-Q filed on November 14, 2022)
10.76	Guaranty of Non-Recourse Obligations, dated September 1, 2022, between Manufactured Housing Properties Inc, Raymond M. Gee and KeyBank National Association (incorporated by reference to Exhibit 10.97 to the Current Report on Form 10-Q filed on November 14, 2022)
10.77	Multifamily Loan and Security Agreement (Non-Recourse), dated September 1, 2022, between North Raleigh MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.98 to the Current Report on Form 10-Q filed on November 14, 2022)
10.78	Multifamily Note, dated September 1, 2022, between North Raleigh MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.99 to the Current Report on Form 10-Q filed on November 14, 2022)
10.79	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated September 1, 2022, between North Raleigh MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.100 to the Current Report on Form 10-Q filed on November 14, 2022)
10.80	Guaranty of Non-Recourse Obligations, dated September 1, 2022, between Manufactured Housing Properties Inc, Raymond M. Gee and KeyBank National Association (incorporated by reference to Exhibit 10.101 to the Current Report on Form 10-Q filed on November 14, 2022)
10.81	Multifamily Loan and Security Agreement (Non-Recourse), dated September 1, 2022, between Pecan Grove MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.102 to the Current Report on Form 10-Q filed on November 14, 2022)

Exhibit No.	Description of Exhibit
10.82	Multifamily Note, dated September 1, 2022, between Pecan Grove MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.103 to the Current Report on Form 10-Q filed on November 14, 2022)
10.83	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated September 1, 2022, between Pecan Grove MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.104 to the Current Report on Form 10-Q filed on November 14, 2022)
10.84	Guaranty of Non-Recourse Obligations, dated September 1, 2022, between Manufactured Housing Properties Inc, Raymond M. Gee and KeyBank National Association (incorporated by reference to Exhibit 10.105 to the Current Report on Form 10-Q filed on November 14, 2022)
10.85	Multifamily Loan and Security Agreement (Non-Recourse), dated September 1, 2022, between Springlake MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.106 to the Current Report on Form 10-Q filed on November 14, 2022)
10.86	Multifamily Note, dated September 1, 2022, between Springlake MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.107 to the Current Report on Form 10-Q filed on November 14, 2022)
10.87	Multifamily Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated September 1, 2022, between Springlake MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.108 to the Current Report on Form 10-Q filed on November 14, 2022)
10.88	Guaranty of Non-Recourse Obligations, dated September 1, 2022, between Manufactured Housing Properties Inc, Raymond M. Gee and KeyBank National Association (incorporated by reference to Exhibit 10.109 to the Current Report on Form 10-Q filed on November 14, 2022)
10.89	Multifamily Loan and Security Agreement (Non-Recourse), dated September 1, 2022, between Sunnyland MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.110 to the Current Report on Form 10-Q filed on November 14, 2022)
10.90	Multifamily Note, dated September 1, 2022, between Sunnyland MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.111 to the Current Report on Form 10-Q filed on November 14, 2022)
10.91	Multifamily Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated September 1, 2022, between Sunnyland MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.112 to the Current Report on Form 10-Q filed on November 14, 2022)
10.92	Guaranty of Non-Recourse Obligations, dated September 1, 2022, between Manufactured Housing Properties Inc, Raymond M. Gee and KeyBank National Association (incorporated by reference to Exhibit 10.113 to the Current Report on Form 10-Q filed on November 14, 2022)
10.93	Purchase and Sale Agreement, dated May 17, 2022, between MHP Pursuits LLC and Statesville Estates MHC LLC, North Side MHC LLC, Timber View LLC (incorporated by reference to Exhibit 10.114 to the Current Report on Form 10-Q filed on November 14, 2022)
10.94	First Amendment to Purchase and Sale Agreement, dated August 26, 2022, between MHP Pursuits LLC and Statesville Estates MHC LLC, North Side MHC LLC, Timber View LLC (incorporated by reference to Exhibit 10.115 to the Current Report on Form 10-Q filed on November 14, 2022)
10.95	Assignment of Purchase and Sale Agreement, dated August 31, 2022, between MHP Pursuits LLC and Northview MHP LLC, Timberview MHP LLC, and Statesville MHP LLC (incorporated by reference to Exhibit 10.116 to the Current Report on Form 10-Q filed on November 14, 2022)
10.96	Agreement with Respect to Home and Homesite Rents, dates September 14, 2022, between Statesville MHP LLC and MHP Home Holdings LLC (incorporated by reference to Exhibit 10.117 to the Current Report on Form 10-Q filed on November 14, 2022)
10.97	Agreement with Respect to Home and Homesite Rents, dates September 14, 2022, between Timberview MHP LLC and MHP Home Holdings LLC (incorporated by reference to Exhibit 10.118 to the Current Report on Form 10-Q filed on November 14, 2022)
10.98	Interim Loan Agreement, dated September 14, 2022, between Timberview MHP LLC and Statesville MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.119 to the Current Report on Form 10-Q filed on November 14, 2022)
10.99	Promissory Note, dated September 14, 2022, between Timberview MHP LLC and Statesville MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.120 to the Current Report on Form 10-Q filed on November 14, 2022)
10.100	Deed of Trust, Assignment of Leases and Rents, Assignment of Contracts, Security Agreement, and Fixture Filing, dated September 14, 2022, between Statesville MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.121 to the Current Report on Form 10-Q filed on November 14, 2022)

Exhibit No.	Description of Exhibit
10.101	Deed of Trust, Assignment of Leases and Rents, Assignment of Contracts, Security Agreement, and Fixture Filing, dated September 14, 2022, between Timberview MHP LLC and KeyBank National Association (incorporated by reference to Exhibit 10.122 to the Current Report on Form 10-Q filed on November 14, 2022)
10.102	Limited Recourse Guaranty, dated September 14, 2022, between Raymond Gee, Manufactured Housing Properties Inc, and KeyBank National Association (incorporated by reference to Exhibit 10.123 to the Current Report on Form 10-Q filed on November 14, 2022)
10.103*	Purchase and Sale Agreement, dated July 12, 2022, between MHP Pursuits LLC and Richard and Annette Smith
10.104*	Assignment of Purchase and Sale Agreement, dated September 22, 2022, between MHP Pursuits LLC and Glynn Acres MHP LLC
10.105*	Secured Promissory Note, dated October 7, 2022, between Glynn Acres MHP LLC and Richard and Annette Smith
10.106*	Deed to Secure Debt and Security Agreement, dated October 7, 2022, between Glynn Acres MHP LLC and Richard and Annette Smith
10.107*	Assignment of Leases and Rents, dated October 7, 2022, between Glynn Acres MHP LLC and Richard and Annette Smith
10.108	Promissory Note, dated September 14, 2022, between Northview MHP LLC and North Side MHC LLC (incorporated by reference to Exhibit 10.124 to the Current Report on Form 10-Q filed on November 14, 2022)
10.109	Security Agreement, dated September 14, 2022, between MHP Home Holdings LLC and North Side MHC LLC (incorporated by reference to Exhibit 10.125 to the Current Report on Form 10-Q filed on November 14, 2022)
10.110	North Carolina Deed of Trust, dated September 14, 2022, between Northview MHP LLC and North Side MHC LLC (incorporated by reference to Exhibit 10.126 to the Current Report on Form 10-Q filed on November 14, 2022)
10.111	Guaranty, dated September 14, 2022, between Manufactured Housing Properties Inc. and North Side MHC LLC (incorporated by reference to Exhibit 10.127 to the Current Report on Form 10-Q filed on November 14, 2022)
10.112	Form of Subscription Agreement for Series C Preferred Stock Offering (incorporated by reference to Exhibit 4.1 to the Amended Offering Statement on Form 1-A/A filed on June 11, 2021)
10.113	Escrow Agreement, dated June 15, 2021, among Manufactured Housing Properties Inc., Arete Wealth Management, LLC and Wilmington Trust, National Association (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on October 14, 2021)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2022	MANUFACTURED HOUSING PROPERTIES INC.

	By:	/s/ Raymond M. Gee
Raymond M. Gee
Chief Executive Officer